Financial instruments	12 Months Ended
Dec. 31, 2018
Statements [Line Items]
Financial instruments [Text Block]
27.	Financial instruments

	(a)	Fair value and carrying value of financial instruments:

The following presents the fair value ("FV") and carrying value ("CV") of the Group's financial instruments and non-financial derivatives:

	Dec. 31, 2018		Dec. 31, 2017		Jan. 1, 2017
				(Restated)		(Restated)
Recurring measurements	FV	CV	FV	CV	FV	CV
Financial assets at amortized cost
Cash and cash equivalents [1]	$515,497	$515,497	$356,499	$356,499	$146,864	$146,864
Restricted cash[1]	3,738	3,738	206	206	17,148	17,148
Fair value through profit or loss
Trade and other receivables[1,2]	126,311	126,311	159,626	159,626	128,983	128,983
Non-hedge derivative assets[3]	6,628	6,628	2,841	2,841	3,397	3,397
Prepayment option - embedded derivatives[7]	3,664	3,664	3,980	3,980	4,430	4,430
Investments at FVTPL[4]	15,159	15,159	22,255	22,255	13,700	13,700
Total financial assets	670,997	670,997	545,407	545,407	314,522	314,522
Financial liabilities at amortized cost
Trade and other payables[1,2]	164,628	164,628	192,448	192,448	163,027	163,027
Finance leases	74,235	74,235	84,573	84,573	12,932	12,932
Other financial liabilities[5]	17,425	21,361	19,625	22,568	17,231	22,998
Senior unsecured notes[6]	988,294	992,970	1,082,740	991,883	1,040,178	991,004
Equipment finance facility[8]	—	—	—	—	50,267	50,267
Senior secured revolving credit facilities[8]	—	—	—	—	202,075	202,075
Unamortized transaction costs[8]	(8,276)	(8,276)	(8,328)	(8,328)	(6,752)	(6,752)
Fair value through profit or loss
Embedded derivatives[3]	7,201	7,201	1,533	1,533	86	86
Warrant liabilities[3]	—	—	6,961	6,961	7,588	7,588
Option liabilities[3]	—	—	732	732	570	570
Non-hedge derivative liabilities[3]	2,634	2,634	16,140	16,140	10,682	10,682
Total financial liabilities	1,246,141	1,254,753	1,396,424	1,308,510	1,497,884	1,454,477
Net financial liability	$(575,144)	$(583,756)	$(851,017)	$(763,103)	$(1,183,362)	$(1,139,955)

1

Cash and cash equivalents, restricted cash, trade and other receivables and trade and other payables are recorded at carrying value, which approximates fair value due to their short-term nature and generally negligible credit losses.

2	Excludes tax and other statutory amounts.

3	Derivatives and embedded provisional pricing derivatives are carried at their fair value, which is determined based on internal valuation models that reflect observable forward market commodity prices, currency exchange rates, and discount factors based on market US dollar interest rates adjusted for credit risk. For the warrant and option liabilities, fair value is determined based on quoted market closing price or the Black-Scholes model.

4

All investments are carried at their fair value, which is determined using quoted market bid prices in active markets for listed shares and determined using valuation models for shares of private companies.

5

These financial liabilities relate to agreements with communities near the Constancia project in Peru (note 15). Fair values have been determined using a discounted cash flow analysis based on expected cash flows and a credit adjusted discount rate.

6	Fair value of the senior unsecured notes (note 17) has been determined using the quoted market price at the year end.

7

Fair value of the prepayment option embedded derivative related to the long-term debt (note 17) has been determined using a binomial tree/lattice approach based on the Hull-White single factor interest rate term structure model.

8	The carrying value of the facilities approximates the fair value as the facilities are based on floating interest rates.

Fair value hierarchy

The table below provides an analysis by valuation method of financial instruments that are measured at fair value subsequent to recognition. Levels 1 to 3 are defined based on the degree to which fair value inputs are observable and have a significant effect on the recorded fair value, as follows:

–	Level 1: Quoted prices in active markets for identical assets or liabilities;
–	Level 2: Valuation techniques use significant observable inputs, either directly or indirectly, or valuations are based on quoted prices for similar instruments; and
–	Level 3: Valuation techniques use significant inputs that are not based on observable market data.

December 31, 2018	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$—	$6,628	$—	$6,628
Investments at FVTPL	15,159	—	—	15,159
Prepayment option embedded derivative	—	3,664	—	3,664
	$15,159	$10,292	$—	$25,451
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Embedded derivatives	$—	$7,201	$—	$7,201
Non-hedge derivatives	—	2,634	—	2,634
	$—	$9,835	$—	$9,835

December 31, 2017 (Restated)	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$—	$2,841	$—	$2,841
Investments at FVTPL	21,973	282	—	22,255
Prepayment option embedded derivative	—	3,980	—	3,980
	$21,973	$7,103	$—	$29,076
Financial liabilities measured at fair value
Financial liabilities at FVTPL:
Embedded derivatives	$—	$1,533	$—	$1,533
Non-hedge derivatives	—	16,140	—	16,140
Option liability	—	732	—	732
Warrant liabilities	6,961	—	—	6,961
	$6,961	$18,405	$—	$25,366

January 1, 2017 (Restated)	Level 1	Level 2	Level 3	Total
Financial assets measured at fair value
Financial assets at FVTPL:
Non-hedge derivatives	$—	$3,397	$—	$3,397
Investments at FVTPL	12,018	192	1,490	13,700
Prepayment option embedded derivative	—	4,430	—	4,430
	$12,018	$8,019	$1,490	$21,527
Financial liabilities measured at fair value
Financial assets at FVTPL:
Embedded derivatives	$—	$86	$—	$86
Non-hedge derivatives	—	10,682	—	10,682
Option liability	—	570	—	570
Warrant liability	7,588	—	—	7,588
	$7,588	$11,338	$—	$18,926

The Group's Level 3 investment relates to a minority investment in an unlisted junior mining company. During the year ended December 31, 2017, the Group concluded that the value of the investment was unlikely to be recoverable and revalued the investment to zero.

The Group’s policy is to recognize transfers into and transfers out of fair value hierarchy levels as of the date of the event or change in circumstances that caused the transfer. During the year ended December 31, 2018, the Group did not make any transfers.

(b)	Derivatives and hedging:

Copper fixed for floating swaps

Hudbay enters into copper fixed for floating swaps in order to manage the risk associated with provisional pricing terms in copper concentrate sales agreements. As at December 31, 2018, the Group had 29,950 tonnes of net copper swaps outstanding at an effective average price of $2.77/lb and settling across January to April 2019. At December 31, 2017, the Group had 34,500 tonnes of net copper swaps outstanding at an average fixed receivable price of $3.10/lb, which settled across January 2018 to April 2018. The aggregate fair value of the transactions at December 31, 2018 was an asset position of $4,171 (December 31, 2017 and January 1, 2017 a liability position of $13,786 and $8,657, respectively).

Non-hedge derivative gold and silver contracts

From time to time, the Group enters into gold and silver forward sales contracts to hedge the commodity price risk associated with the future settlement of provisionally priced deliveries. At December 31, 2018 and December 31, 2017, the Group held no gold or silver forward sales contracts.

Non-hedge derivative zinc contracts

Hudbay enters into fixed price sales contracts with zinc customers and, to ensure that the Group continues to receive a floating or unhedged realized zinc price, Hudbay enters into forward zinc purchase contracts that effectively offset the fixed price sales contracts. At December 31, 2018, the Group held contracts for forward zinc purchased of 2,925 tonnes (December 31, 2017 – 2,808 tonnes) that related to forward customer sales of zinc. Prices range from $2,400 to $3,203 per tonne (December 31, 2017 – $2,534 to $3,292) and settlement dates extend to November 2019. The aggregate fair value of the transactions at December 31, 2018 was a net liability position of $177 (December 31, 2017 and January 1, 2017 – a net asset position of $487 and $1,372 respectively).

(c)	Embedded derivatives

Changes in fair value of provisionally priced receivables

The Group records changes in fair value of provisionally priced receivables related to provisional pricing in concentrate purchase, concentrate sale and certain other sale contracts. Under the terms of these contracts, prices are subject to final adjustment at the end of a future period after title transfers based on quoted market prices during the quotation period specified in the contract. The period between provisional pricing and final pricing is typically up to three months.

Changes in fair value of provisionally priced receivables are presented in trade and other receivables when they relate to sales contracts and in trade and other payables when they relate to purchase contracts. At each reporting date, provisionally priced metals are marked-to-market based on the forward market price for the quotation period stipulated in the contract, with changes in fair value recognized in revenue for sales contracts and in cost of sales for purchase concentrate contracts. Cash flows related to changes in fair value of provisionally priced receivables are classified in operating activities.

As at December 31, 2018, the Group’s net position consisted of contracts awaiting final pricing for sales of 30,519 tonnes of copper (December 31, 2017 – 38,027 tonnes). As of December 31, 2018, there are also 199 tonnes of zinc (December 31, 2017 – 6,412 tonnes) awaiting final pricing. In addition, at December 31, 2018, the Group’s net position consisted of contracts awaiting final pricing for sales of 15,528 ounces of gold and 96,646 ounces of silver (December 31, 2017 – 24,553 ounces of gold and 172,886 ounces of silver).

As at December 31, 2018, the Group’s provisionally priced copper, zinc, gold and silver sales subject to final settlement were recorded at average prices of $2.69/lb (December 31, 2017 – $3.29/lb), $1.13/lb (December 31, 2017 – $1.51/lb), $1,279/oz (December 31, 2017 – $1,309/oz) and $15.45/oz (December 31, 2017 – $17.10/oz), respectively.

The aggregate changes in fair value of provisionally priced receivables within the copper and zinc concentrate sales contracts at December 31, 2018, was a liability position of $6,351 (December 31, 2017 and January 1, 2017 – an asset position of $17,427 and $12,538 respectively). The aggregate fair value of other embedded derivatives at December 31, 2018, was nil (December 31, 2017 and January 1, 2017 – a liability position of $1,533 and $86, respectively).

Prepayment option embedded derivative

The senior unsecured notes (note 17) contain prepayment options, which represent embedded derivatives that require bifurcation from the host contract. The prepayment options are measured at fair value, with changes in the fair value being recognized as unrealized gains or losses in finance income and expense (note 6f). The fair value of the embedded derivative at December 31, 2018 was an asset of $3,664 (December 31, 2017 and January 1, 2017 - an asset of $3,980 and $4,430, respectively).

Pampacancha delivery obligation-embedded derivative

The Group has recognized an obligation to deliver additional precious metal credits to Wheaton as a result of the Pampacancha deposit not being mined in 2018. The fair value of the embedded derivative at December 31, 2018 was a liability of $7,201 (December 31, 2017 – nil).

(d)	Warrants and option liabilities

A total of 22,391,490 warrants were issued as a result of the acquisition of Augusta Resource Corporation which entitled the holders to acquire a common share of the Company at a price of C$15.00 per share on, but not prior to, July 20, 2018. As at December 31, 2018, all warrants had either been exercised or expired.

(e)	Financial risk management

The Group’s financial risk management activities are governed by Board-approved policies addressing risk identification, hedging authorization procedures and limits and reporting. Hudbay's policy objective, when hedging activities are undertaken, is to reduce the volatility of future profit and cash flow within the strategic and economic goals of the Group. The Group from time to time employs derivative financial instruments, including forward and option contracts, to manage risk originating from exposures to commodity price risk, foreign exchange risk and interest rate risk. Significant derivative transactions are approved by the Board of Directors, and hedge accounting is applied when certain criteria have been met. The Group does not use derivative financial instruments for trading or speculation purposes. The following is a discussion of the Group’s risk exposures.

(i) Market risk

Market risk is the risk that changes in market prices, including foreign exchange rates, commodity prices, share prices, and interest rates will cause fluctuations in the fair value or future cash flows of a financial instrument.

Foreign currency risk

The Group’s primary exposure to foreign currency risk arises from:

– Translation of Canadian dollar denominated costs and, to a lesser extent, Peruvian soles cost into US dollars. Substantially all of the Group’s revenue are denominated in US dollars, while the majority of its operating costs are denominated in either the Canadian dollar or Peruvian sol. Generally, with gross profit, appreciation of the US dollar relative to the Canadian dollar will increase the Group’s profit.

– Translation of foreign currency denominated cash and cash equivalents, trade and other receivables, trade and other payables, as well as other financial liabilities. Appreciation of the US dollar relative to a foreign currency will decrease the net asset value of these balances once they have been translated to US dollars, resulting in foreign currency translation losses on foreign currency denominated assets and gains on foreign currency denominated liabilities.

The Manitoba segment’s primary financial instrument foreign currency exposure is on US denominated cash and cash equivalents, trade and other receivables and other financial liabilities. The Peru segment’s primary financial instrument foreign currency exposure is on Peruvian soles cash and cash equivalents, trade and other payables and other financial liabilities.

The Group’s exposure to foreign currency risk was as follows based on notional financial instruments amounts stated in US equivalent dollars:

	Dec. 31, 2018			Dec. 31, 2017
	CAD[1]	USD[2]	PEN[3]	CAD[1]	USD[2]	PEN[3]
Cash and cash equivalent	$11,498	$29,740	$13,934	$9,518	$20,597	$3,692
Trade and other receivables	711	42,056	1,272	530	77,824	1,114
Other financial assets	15,159	—	—	22,255	—	—
Trade and other payables	(5,341)	(3,133)	(19,513)	(6,115)	(9,687)	(17,917)
Other financial liabilities	—	—	(21,361)	(6,961)	—	(22,568)
	$22,027	$68,663	$(25,668)	$19,227	$88,734	$(35,679)

1 HMI is exposed to foreign currency risk on CAD. [2] The Manitoba segment is exposed to foreign currency risk on USD. [3] The Peru segment is exposed to foreign currency risk on PEN.

The following sensitivity analysis for foreign currency risk relates solely to financial instruments and non financial derivatives that were outstanding as at the year end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2018 and does not reflect the overall effect that changes in market variables would have on the Group's results of operations.

		Would have changed		Would have changed
December 31, 2018	Change of:	2018 after-tax profit by:		2018 after-tax OCI by:
USD/CAD exchange rate[1]	+ 10%	$5.0	million	$—	million
USD/CAD exchange rate[1]	- 10%	(6.0)	million	—	million
USD/PEN exchange rate[2]	+ 10%	1.5	million	—	million
USD/PEN exchange rate[2]	- 10%	(1.8)	million	—	million
		Would have changed		Would have changed
December 31, 2017 (Restated)	Change of:	2017 after-tax profit by:		2017 after-tax OCI by:
USD/CAD exchange rate[1]	+ 10%	$3.6	million	$—	million
USD/CAD exchange rate[1]	- 10%	(4.4)	million	—	million
USD/PEN exchange rate[2]	+ 10%	2.1	million	—	million
USD/PEN exchange rate[2]	- 10%	(2.6)	million	—	million

[1] Effect on profit due to foreign currency remeasurements of balances denominated in a currency different from a Hudbay subsidiary's functional currency. [2] Effect on profit due to foreign currency remeasurement of balances denominated in Peruvian Sol.

Commodity price risk

Hudbay is exposed to market risk from prices for the commodities the Group produces and sells, such as copper, zinc, gold and silver. From time to time, the Group maintains price protection programs and conducts commodity price risk management through the use of derivative contracts. The following sensitivity analysis for commodity price risk relates solely to financial instruments and non financial derivatives that were outstanding as at the year end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2018 and does not reflect the overall effect that changes in market variables would have on the Groups’ results of operations.

			Would have changed
			2018 after-tax profit
December 31, 2018	Change of:		by:
Copper prices ($/lb)[3]	+	$0.30	$(3.1)	million
Copper prices ($/lb)[3]	—	$0.30	3.1	million
Zinc prices ($/lb)[4]	+	$0.10	0.5	million
Zinc prices ($/lb)[4]	—	$0.10	(0.5)	million
			Would have changed
December 31, 2017	Change of:		2017 after-tax profit by:
Copper prices ($/lb)[3]	+	$0.30	$(2.3)	million
Copper prices ($/lb)[3]	—	$0.30	2.3	million
Zinc prices ($/lb)[4]	+	$0.10	0.9	million
Zinc prices ($/lb)[4]	—	$0.10	(0.9)	million

[3] Effect on profit due to embedded provisional pricing derivatives (note 27c) and copper fixed for floating swaps (note 27b).
[4] Effect on profit due to embedded provisional pricing derivatives (note 27c) and non-hedge zinc derivatives (note 27b).

Share price risk

Hudbay is exposed to market risk from share prices for the Group’s investments in listed Canadian metals and mining companies. These investments are made to foster strategic relationships, in connection with joint venture agreements and for investment purposes. Management monitors the value of these investments for the purposes of determining whether to add or reduce the Group’s positions. The following sensitivity analysis for share price risk relates solely to financial instruments that were outstanding as at the year-end date; each sensitivity calculation assumes all other variables are held constant. This analysis is based on values as at December 31, 2018 and does not reflect the overall effect that changes in market variables would have on the Group’s finance expenses.

			Would have changed 2018		Would have changed
December 31, 2018	Change of:		after-tax profit by:		2018 after-tax OCI by:
Share prices	+	25%	$3.8	million	$—	million
Share prices	-	25%	(3.8)	million	—	million
December 31, 2017			Would have changed 2017		Would have changed
(Restated)	Change of:		after-tax profit by:		2017 after-tax OCI by:
Share prices	+	25%	$5.0	million	$—	million
Share prices	-	25%	(5.0)	million	—	million

Interest rate risk

The group is exposed to the following interest rate risks:

–	cash flow interest rate risk on its cash and cash equivalents;
–	fair value interest rate risk on its embedded derivative associated with its Notes; and
–	interest rate risk on its senior secured revolving credit facilities.

The most material of these risks is the embedded derivative associated with its Notes. This analysis is based on values at December 31, 2018 and does not reflect the overall effect that changes in market variables would have on the group’s finance expenses.

	Change	Would have changed		Would have changed
December 31, 2018	of:	2018 after-tax profit by:		2018 after-tax OCI by:

Interest rates	+ 2.00%	$(3.3)	million	$—	million
Interest rates	- 2.00%	3.2	million	—	million
December 31, 2017	Change	Would have changed		Would have changed
	of:	2017 after-tax profit by:		2017 after-tax OCI by:
Interest rates	+ 2.00%	$0.4	million	$—	million
Interest rates	- 2.00%	(2.8)	million	—	million

Refer to note 7 for information on the Group's cash and cash equivalents.

(ii) Credit risk

Credit risk is the risk of financial loss to the Group if a customer or counterparty to a financial instrument fails to meet its obligations. The Group’s maximum exposure to credit risk at the reporting date is represented by the carrying amount, net of any impairment losses recognized, of financial assets and non financial derivative assets recorded on the consolidated balance sheets. Refer to note 27a.

A large portion of the Group’s cash and cash equivalents are represented by deposits with major Schedule 1 Canadian banks. Deposits and other investments with Schedule 1 Canadian banks represented 74% of total cash and cash equivalents as at December 31, 2018 (2017 – 97%). The Group’s investment policy requires it to comply with a list of approved investment, concentration and maturity limits, as well as credit quality. Credit concentrations in the group’s short term investments are monitored on an ongoing basis.

Transactions involving derivatives are with counterparties the Group believes to be creditworthy.

Management has a credit policy in place that requires the Group to obtain credit insurance from an investment grade credit insurance provider to mitigate exposure to credit risk in its receivables. At December 31, 2018, approximately 95% of the Group’s trade receivables were insured or payable by letters of credit (2017 - 75% were insured or payable by letters of credit). Insured receivables have a credit insurance deductible of 10%. The deductible and any additional exposure to credit risk is monitored and approved on an ongoing basis.

Four customers accounted for approximately 78% of total trade receivables as at December 31, 2018 (2017 – five customers accounted for approximately 77%). Credit risk for these customers is assessed as medium to low risk. As at December 31, 2018, none of the Group’s trade receivables was aged more than 30 days (2017 – nil).

(iii) Liquidity risk

Liquidity risk is the risk that the Group will not be able to meet its obligations associated with financial liabilities. Hudbay's objective is to maintain sufficient liquid resources to meet operational and investing requirements.

The following summarizes the contractual undiscounted cash flows of the Group’s non-derivative and derivative financial liabilities, including any interest payments, by remaining contractual maturity and financial assets used to manage liquidity risk. The table includes all instruments held at the reporting date for which payments had been contractually agreed at the reporting date. The undiscounted amounts shown are gross amounts, unless the liabilities will be settled net. Amounts in foreign currency are translated at the closing rate at the reporting date. When a counterparty has a choice of when an amount is paid, the liability is allocated to the earliest possible time period.

	Carrying	Contractual	12 months	13 - 36	37 - 60	More than
	amount	cash flows	or less	months	months	60 months
Assets used to manage liquidity risk
Cash and cash equivalents	$515,497	$515,497	$515,497	—	—	—

Trade and other receivables	126,311	136,913	112,258	11,440	13,215

Non-hedge derivative assets	6,628	6,628	6,628	—	—	—
	$648,436	$659,038	$634,383	$11,440	$13,215	$—
Non-derivative financial liabilities
Trade and other payables,
including embedded
derivatives	$(164,628)	(164,628)	(164,628)	—	—	—
Other financial
liabilities	(21,361)	(31,854)	(3,719)	(4,757)	(3,068)	(20,310)
Long-term debt, including
embedded derivatives	(981,030)	(1,439,821)	(79,263)	(156,933)	(535,000)	(668,625)
Finance lease liabilities	(74,235)	(78,174)	(18,448)	(40,615)	(19,111)	—
	$(1,241,254)	$(1,714,477)	$(266,058)	$(202,305)	$(557,179)	$(688,935)
Derivative financial liabilities
Non hedge derivative
contracts	(2,634)	(2,634)	(2,634)	—	—	—
	(2,634)	(2,634)	(2,634)	—	—	—

	Carrying	Contractual	12 months or	13 - 36	37 - 60	More than 60
Dec. 31, 2017	amount	cash flows	less	months	months	months
Assets used to manage liquidity risk
Cash and cash equivalents	$356,499	$356,499	$356,499	$—	$—	$—
Trade and other receivables	159,626	147,196	124,134	12,403	10,659	—
Non-hedge derivative assets	2,841	2,841	2,841	—	—	—
	$518,966	$506,536	$483,474	$12,403	$10,659	$—
Non-derivative financial liabilities
Trade and other payables, including embedded derivatives	$(192,821)	$(192,821)	$(192,821)	$—	$—	$—
Other financial liabilities	(22,568)	(37,216)	(3,824)	(4,791)	(4,780)	(23,821)
Long-term debt, including embedded derivatives	(979,575)	(1,520,416)	(79,715)	(159,430)	(152,396)	(1,128,875)
Finance lease liabilities	(84,573)	(89,750)	(20,186)	(40,253)	(29,311)	—
	$(1,279,537)	$(1,840,203)	$(296,546)	$(204,474)	$(186,487)	$(1,152,696)
Derivative financial liabilities
Warrant liabilities	$(6,961)	$(6,961)	$(6,961)	$—	$—	$—
Gold option	(732)	(732)	(732)	—	—	—
Non-hedge derivative contracts	(16,140)	(16,140)	(15,263)	(877)	—	—
	$(23,833)	$(23,833)	$(22,956)	$(877)	$—	$—